15,000 Union Construction Jobs

When the Obama Administration took office in 2009, the labor movement was asked by the White House to help forge an economic recovery plan. The AFL-CIO Housing Investment Trust responded to this challenge with its Construction Jobs Initiative – a plan to generate 10,000 union construction jobs through the investment of union pension capital. After achieving that job-creation goal in less than two years, the HIT raised its target to 15,000 union construction jobs – a number it expects to reach by the end of 2012. To date, the HIT’s Construction Jobs Initiative has generated more than 11,500 union construction jobs on 36 projects in 19 cities across the country, creating or preserving more than 13,000 housing or healthcare units. HIT investments of $980 million have launched over $2 billion of development through this initiative.

Affordable Housing

The HIT has a dedicated investment team that develops the multifamily transactions in which it invests. Its multifamily investment and portfolio management staff work together with a network of mortgage bankers, developers, labor organizations, and housing finance agencies to identify potential projects and structure financing in a way that benefits the project and the HIT portfolio. More than 75% of the housing units financed through its Construction Jobs Initiative are affordable to low-and moderate-income families.

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Above: View from HIT-financed Potrero Launch Apartments, San Francisco

HIT-financed projects shown clockwise from left: Lawndale Terrace, Chicago; Potrero Launch Apartments, San Francisco; Old Colony, Boston

Competitive Returns

The HIT outperformed its benchmark with gross and net returns of 8.34% and 7.86% for the year ended December 31, 2011, while creating affordable housing and union jobs. This made 2011 the 19th consecutive calendar year of outperforming its benchmark – the Barclays Capital Aggregate Bond Index – on a gross basis. It was also the

12th calendar year in that 19-year period in which the HIT exceeded the benchmark on a net basis. The HIT’s focus on high credit quality multifamily securities offers investors diversification, a high degree of capital security, and an income advantage over the benchmark.

For the 1-, 3-, 5-, and 10-year periods ended February 29, 2012, the HIT’s net returns were 7.83%, 6.78%, 6.31%, and 5.71%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. Please call 202-331-8055 collect for a free Prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The Prospectus contains this and other information. Read it carefully before investing.

AFL-CIO Housing Investment Trust 2401 Pennsylvania Avenue, NW, Suite 200 Washington, DC 20037 (202) 331-8055 www.aflcio-hit.com March 2012